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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                              _______________

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) January 9, 1998
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                              Tyson Foods, Inc.
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          (Exact Name of Registration as Specified in Charter)


Delaware                            0-3400                     71-0225165
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(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
  of Incorporation)                                    Identification No.)


2210 West Oaklawn Drive, Springdale, Arkansas                       72762
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (501) 290-4000
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Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)





















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Item 2.Acquisition or Disposition of Assets

       On January 9, 1998, Tyson Foods, Inc., a Delaware corporation ("Tyson"), consummated the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 4, 1997, among Tyson, HFI Acquisition Sub Inc., a Delaware corporation and a wholly owned subsidiary of Tyson ("Merger Sub"), and Hudson Foods, Inc., a Delaware corporation ("Hudson"), pursuant to which, among other things, Hudson was merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Tyson (the "Merger").

       Upon the consummation of the Merger, each outstanding share of Class A Common Stock, par value $.01 per share, of Hudson ("Hudson Class A Common Stock") and each outstanding share of Class B Common Stock, par value $.01 per share, of Hudson ("Hudson Class B Common Stock" and, together with Hudson Class A Common Stock, "Hudson Common Stock"), other than shares held by Hudson or its subsidiaries, was converted into the right to receive (i) $8.40 in cash, without interest thereon, and (ii) six-tenths (0.6) of a validly issued, fully paid and nonassessable share of Class A Common Stock, par value $.10 per share, of Tyson ("Tyson Class A Common Stock"). Cash will be paid in lieu of any fractional share of Tyson Class A Common Stock. As a result of the Merger, the former stockholders of Hudson received from Tyson cash payments totaling an aggregate of approximately $257,445,250 and an aggregate of approximately 18,388,946 shares of Tyson Class A Common Stock. The $257,445,250 cash portion of the Merger consideration was borrowed under Tyson's existing commercial paper program.

       In connection with the Merger, Tyson entered into a Registration Rights Agreement, dated as of January 9, 1998 (the "Registration Rights Agreement"), with James T. Hudson, the Chairman and principal stockholder of Hudson, pursuant to which, among other things, Tyson has registered under the Securities Act of 1933, as amended, the resale of shares of Tyson Class A Common Stock received by Mr. Hudson in the Merger. Pursuant to the Consulting Agreement (as defined below) between Tyson and James T. Hudson, Mr. Hudson is prohibited from selling the shares of Tyson Class A Common Stock received by him in the Merger unless he first provides to Tyson an opinion of nationally recognized tax counsel, in form and substance reasonably satisfactory to Tyson, that such sale will not adversely affect the treatment of the Merger as a reorganization within the meaning of
Section 368 of the Internal Revenue Code. The foregoing discussion of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, the form of which has been filed previously with the Securities and Exchange Commission and is incorporated by reference herein.










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       In   connection  with  the  Merger  Agreement,  Tyson  entered  into
Consulting Agreements, each dated as of September 4, 1997 (collectively, the "Consulting Agreements"), with each of James T. Hudson, Michael T. Hudson and Charles B. Jurgensmeyer (each a "Consultant"). Prior to the effective time of the Merger (the "Effective Time"), James T. Hudson was Chairman of the Board of Directors of Hudson, Michael T. Hudson was a
director of Hudson and its President and Chief Executive Officer, and Charles B. Jurgensmeyer was a director of Hudson and its Chief Financial Officer and Executive Vice President. The term of each Consultant's engagement under his Consulting Agreement commenced at the Effective Time. Under the terms of the Consulting Agreements, Messrs. J. Hudson, M. Hudson and Jurgensmeyer have agreed to provide consulting services to Tyson and not to compete with Tyson in its business, and will, in consideration therefor, receive fees of $1,200,000, $350,000 and $350,000 per annum,
respectively,  for  terms of five, ten and ten years, respectively.   Under
the Consulting Agreements, Tyson will also (i) reimburse (x) James T. Hudson for business expenses in an aggregate amount up to $800,000 per annum and (y) each other Consultant for reasonable and necessary business expenses and (ii) provide certain additional benefits to each Consultant. The foregoing discussions of the Consulting Agreements are qualified in their entirety by reference to the full text of the respective Consulting Agreements, copies of which have been filed previously with the Securities and Exchange Commission and are incorporated by reference herein.

       Hudson is a producer of further-processed poultry and meat products and a fully integrated producer of commodity-type poultry products. As a fully integrated producer, Hudson controls the breeding, hatching, growing, processing, packaging, marketing and distribution of its poultry product lines. Hudson's products are produced at plants in several U.S. locations and sold domestically and internationally. According to industry statistics, in 1997, Hudson was the fifth largest poultry company, ranked by annual sales dollars, out of 57 companies surveyed. For additional information regarding Hudson see "Description of Business" included on pages 1 through 6 in Hudson's Annual Report on Form 10-K for the fiscal year ended September 27, 1997, which is included as an Exhibit hereto and is incorporated by reference herein.

       A press release, dated January 9, 1998, announcing the consummation of the Merger was issued by Tyson (the "Press Release"). A copy of the Press Release is attached as an Exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Consolidated Financial Statements of Hudson Foods, Inc. included on pages 17 through 29 in the Annual Report on Form 10-K of Hudson Foods, Inc. for the fiscal year ended September 27, 1997 (previously filed with the Commission on December 10, 1997, Commission File No. 001-09050, and incorporated by reference herein).

(b) Pro Forma Combined Condensed Financial Statements of Tyson Foods, Inc. included on pages 43-47 in the Registration Statement on Form S-4 of Tyson Foods, Inc. (previously filed with the Commission on December 10, 1997, Commission File No. 333-41887, and incorporated by reference herein).


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(c)  Exhibits

     2.1 Agreement and Plan of Merger, dated as of September 4, 1997, among Tyson Foods, Inc., HFI Acquisition Sub Inc. and Hudson Foods, Inc. (previously filed with the Commission on December 10, 1997 as Annex I to the Proxy Statement/Prospectus of Hudson Foods, Inc. and Tyson Foods, Inc., Commission File No. 333-41887, and incorporated by reference herein).

     10.1 Consulting Agreement, dated as of September 4, 1997, between Tyson Foods, Inc. and James T. Hudson (previously filed with the Commission on December 10, 1997 as Exhibit 10.1 to the Registration Statement on Form S-4 of Tyson Foods, Inc., Commission File No. 333-41887, and incorporated by reference herein).

     10.2 Consulting Agreement, dated as of September 4, 1997, between Tyson Foods, Inc. and Michael T. Hudson (previously filed with the Commission on December 10, 1997 as Exhibit 10.2 to the Registration Statement on Form S-4 of Tyson Foods, Inc., Commission File No. 333-41887, and incorporated by reference herein).

     10.3 Consulting Agreement, dated as of September 4, 1997, between Tyson Foods, Inc. and Charles B. Jurgensmeyer (previously filed with the Commission on December 10, 1997 as Exhibit 10.3 to the Registration Statement on Form S-4 of Tyson Foods, Inc., Commission File No. 333-41887, and incorporated by reference herein).

     10.4 Registration Rights Agreement, dated as of January 9, 1998, between Tyson Foods, Inc. and James T. Hudson (previously filed with the Commission on December 10, 1997 as Exhibit 10.5 to the Registration Statement on Form S-4 of Tyson Foods, Inc., Commission File No. 333-41887, and incorporated by reference herein).

     99.1 Press Release, dated January 9, 1998, of Tyson Foods, Inc.

     99.2 Item 1. Description of Business included on pages 1 through 6 in the Annual Report on Form 10-K of Hudson Foods, Inc. for the fiscal year ended September 27, 1997 (previously filed with the Commission on December 10, 1997, Commission File No. 001-09050, and incorporated by reference herein).













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                           SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TYSON FOODS, INC.


                              By:  /s/ Wayne Britt
                                   ----------------------------------
                                   Wayne Britt
                                   Chief Financial Officer


January 15, 1998








































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                               EXHIBIT INDEX

     2.1 Agreement and Plan of Merger, dated as of September 4, 1997, among Tyson Foods, Inc., HFI Acquisition Sub Inc. and Hudson Foods, Inc. (previously filed with the Commission on December 10, 1997 as Annex I to the Proxy Statement/Prospectus of Hudson Foods, Inc. and Tyson Foods, Inc., Commission File No. 333-41887, and incorporated by reference herein).

     10.1 Consulting Agreement, dated as of September 4, 1997, between Tyson Foods, Inc. and James T. Hudson (previously filed with the Commission on December 10, 1997 as Exhibit 10.1 to the Registration Statement on Form S-4 of Tyson Foods, Inc., Commission File No. 333-41887, and incorporated by reference herein).

     10.2 Consulting Agreement, dated as of September 4, 1997, between Tyson Foods, Inc. and Michael T. Hudson (previously filed with the Commission on December 10, 1997 as Exhibit 10.2 to the Registration Statement on Form S-4 of Tyson Foods, Inc., Commission File No. 333-41887, and incorporated by reference herein).

     10.3 Consulting Agreement, dated as of September 4, 1997, between Tyson Foods, Inc. and Charles B. Jurgensmeyer (previously filed with the Commission on December 10, 1997 as Exhibit 10.3 to the Registration Statement on Form S-4 of Tyson Foods, Inc., Commission File No. 333-41887, and incorporated by reference herein).

     10.4 Registration Rights Agreement, dated as of January 9, 1998, between Tyson Foods, Inc. and James T. Hudson (previously filed with the Commission on December 10, 1997 as Exhibit 10.5 to the Registration Statement on Form S-4 of Tyson Foods, Inc., Commission File No. 333-41887, and incorporated by reference herein).

     99.1 Press Release, dated January 9, 1998, of Tyson Foods, Inc.

     99.2 Item 1. Description of Business included on pages 1 through 6 in the Annual Report on Form 10-K of Hudson Foods, Inc. for the fiscal year ended September 27, 1997 (previously filed with the Commission on December 10, 1997, Commission File No. 001-09050, and incorporated by reference herein).













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